Exhibit 10.1

NORTHERN POWER SYSTEMS CORP.

SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT

AUGUST 2, 2018

NORTHERN POWER SYSTEMS CORP.

SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT

This Subordinated Convertible Note Purchase Agreement (this “Agreement”) is made as of August 2, 2018 by and between Northern Power Systems Corp., a British Columbia corporation (the “Company”) and each of the purchasers listed on Exhibit A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).

RECITALS

The Company desires to issue and sell, and each Purchaser desires to purchase, a convertible promissory note in substantially the form attached to this Agreement as Exhibit B (the “Note”) which shall be convertible on the terms stated therein into shares of equity securities issued in the Company’s next equity financing on the terms and conditions contained in the Notes. The Notes and the equity securities issuable upon conversion thereof (and the securities issuable upon conversion of such equity securities) are collectively referred to herein as the “Securities.”

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.       Purchase and Sale of Notes.

(a)       Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales.

(b)       Closing; Delivery.

(i)       The initial purchase and sale of the Notes shall take on the date hereof or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing, unless otherwise specified herein. In the event there is more than one closing, Exhibit A and Exhibit B shall be amended and updated as needed and the term “Closing” shall apply to each such closing, unless otherwise specified herein.

(ii)       At each Closing, the Company shall deliver to each Purchaser the Note to be purchased by such Purchaser against (1) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank account designated by the Company, (2) delivery of counterpart signature pages to this Agreement and (3) delivery of a validly completed and executed IRS Form W-9 establishing such Purchaser’s exemption from withholding tax, which forms are attached to this Agreement as Exhibit C.

(iii)       The Company may sell additional Notes to such persons or entities as determined by the Company, or to any Purchaser who desires to acquire additional Notes. All such sales shall be made on the terms and conditions set forth in this Agreement. For purposes of this Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring Notes shall be deemed to be a “Purchaser” for purposes of this Agreement, and any notes and so acquired such additional purchaser shall be deemed to be “Notes” and “Securities” as applicable.

2.       Stock Purchase Agreement. Each Purchaser understands and agrees that the conversion of the Notes into equity securities of the Company will require such Purchaser’s execution of certain agreements relating to the purchase and sale of such securities as well as any rights relating to such equity securities.

3.       Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that the following representations are true and complete as of the date of the Initial Closing, unless otherwise indicated:

(a)       Organization, Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of British Columbia, and has all requisite corporate power and authority to carry on its business as presently conducted and as currently proposed to be conducted.

(b)       Authorization. The Agreement and the Notes, and the stock issuable upon conversion of the Notes, have been duly authorized by the Board of Directors and stockholders of the Company. The Company has obtained the necessary corporate approval for the authorization of any shares of Equity Securities (as defined in the Notes), and the Company has sufficient number of shares of Equity Securities authorized under the Company’s Certificate of Incorporation to provide for the issuance of such shares upon conversion of the Notes. The Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.       Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

(a)       Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)       Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. If the Purchaser is a corporation, partnership or other entity, the Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

(c)       Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(d)       Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)       Acknowledgment of Subordination Agreement. Each Purchaser, by its acceptance of a Note (whether upon original issue or upon transfer or assignment) acknowledges and agrees, notwithstanding anything to the contrary contained herein or in any other document or communication regarding the Notes, that the payment of any and all of the obligations thereunder and hereunder shall be subordinate and subject in right and time of payment, to the extent and in the manner set forth in the Subordination Agreement between the Company and Comerica Bank, dated on or about the date of this Agreement (the “Comerica Subordination Agreement”), to the prior payment in full in cash of all Senior Indebtedness, as defined in the Comerica Subordination Agreement.

(f)       Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i)       “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)       “UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MAY NOT TRADE THE SECURITY, OR TRADE THE UNDERLYING COMMON SHARES BEFORE FOUR MONTHS AND ONE DAY FOLLOWING THE ISSUANCE OF THE SECURITY.”

(iii)       “THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

(iv)       “THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS UNSECURED AND IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR INDEBTEDNESS, AS DEFINED IN THE SUBORDINATION AGREEMENT, DATED AUGUST 1, 2018, BY THE MAKER IN FAVOR OF BANK, AS MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME (THE “SUBORDINATION AGREEMENT”), AND REFERENCE IS MADE TO THE SUBORDINATION AGREEMENT FOR A FULL STATEMENT OF THE TERMS AND CONDITIONS OF SUCH SUBORDINATION. PAYMENTS MAY BE MADE UNDER THIS NOTE ONLY TO THE EXTENT EXPRESSLY PERMITTED UNDER SUCH SUBORDINATION AGREEMENT. THIS LEGEND SHALL BE PLACED ON ANY NOTE OR OTHER INSTRUMENT GIVEN AT ANY TIME IN SUBSTITUTION FOR OR REPLACEMENT HEREOF.”

(v)       Any legend required by the securities laws of any state of the United States or province of Canada to the extent such laws are applicable to the shares represented by the certificate so legended.

(g)       Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(h)       Collateral Security. The Purchaser acknowledges and agrees that the Notes are not secured by any collateral provided by Company, Subsidiary, or any other person.

(i)       Foreign Investors. If a Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of Purchaser’s jurisdiction. Such Purchaser also hereby represents that such Purchaser is not a “10-percent shareholder” as defined in Section 871(h) of the Internal Revenue Code of 1986. The funds used for the Notes do not violate the anti-money laundering provisions of the Money Laundering Control Act of 1986 or the Bank Secrecy Act of 1970, as amended by the USA Patriot Act of 2001.

5.       Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)       Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing.

(b)       Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

6.       Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)       Representations and Warranties. The representations and warranties of each Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b)       Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(c)       Delivery of Form Form W-9. Each Purchaser shall have completed and delivered to the Company a validly executed IRS Form W-9 establishing such Purchaser’s exemption from withholding tax.

7.       Miscellaneous.

(a)       Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, including transferees of any Securities. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)       Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(c)       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d)       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)       Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by facsimile, electronic mail (with confirmation of receipt), sent by certified or registered first-class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications shall be effective upon receipt if hand delivered or sent by facsimile or electronic mail, three (3) business days after mailing if sent by mail, and one (1) business day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section 7(e):

If to Company:

Northern Power Systems, Inc.

29 Pitman Road

Barre, VT 05641

Attention: William St. Lawrence
Email: wstlawrence@northernpower.com

If to a Purchaser, to the address set forth on Exhibit A hereto.

(f)       Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee arising out of the transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee arising out of the transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(g)       Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority in interest of the Notes. Any amendment or waiver effected in accordance with this Section 7(g) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(h)       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as though such provision were so excluded and shall be enforceable in accordance with its terms.

(i)       Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(j)       Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

(k)       Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to the Note.

(l)       Loss of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of the Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in case of mutilation), the Company will make and deliver to Purchaser in lieu of such Note a new Note of like tenor.

[Signature Pages Follow]

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

COMPANY:

Northern Power Systems Corp.

By: ________________________________

Name: Ciel R. Caldwell

Title: President & COO

SIGNATURE PAGE TO SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

PURCHASERS:

____________________________________

(Purchaser)

By:_________________________________

Name:_______________________________

(print)

Title:________________________________

SIGNATURE PAGE TO SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT

EXHIBIT A

SCHEDULE OF PURCHASERS*

* To be amended and updated in connection with subsequent Closings, if any.

EXHIBIT B

FORM OF SUBORDINATED CONVERTIBLE PROMISSORY NOTE

EXHIBIT C*

PURCHASER WITHHOLDING EXEMPTIONS

* To be amended and updated in connection with subsequent Closings, if any.